Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports All-Time Record 2013 Second Quarter Financial Results with Total Revenue Increasing 23 Percent

HOUSTON, July 25, 2013 - Group 1 Automotive, Inc. (NYSE: GPI), an international, Fortune 500 automotive retailer, today reported second quarter 2013 adjusted net income of $39.7 million, a 33.6 percent increase, and adjusted diluted earnings per common share of $1.52, a 21.6 percent increase, on a year-over-year comparable basis for the period ended June 30, 2013.

CONSOLIDATED RESULTS FOR SECOND QUARTER 2013 (year-over-year comparable basis)

▪	Total revenue increased 23.2 percent to an all-time quarterly record of $2.3 billion; total gross profit grew 19.6 percent to $341.3 million.

▪	New vehicle revenue increased 27.3 percent, reflecting 26.1 percent higher unit sales, as Same Store new vehicle unit sales grew 5.1 percent.

▪	Used vehicle retail revenue increased 17.2 percent, reflecting 16.5 percent higher used retail unit sales, as Same Store used vehicle unit sales grew 4.2 percent.

▪	Total parts, service, and collision sales increased 18.4 percent, with record Same Store growth of 8.8 percent.

▪	Same Store finance and insurance (F&I) per retail unit improved $122 to $1,328, a 10.1 percent increase.

▪	Selling, general and administrative (SG&A) expenses as a percent of gross profit improved 180 basis points, to 72.8 percent, with a Same Store improvement of 250 basis points, to 71.2 percent.

▪
Operating margin expanded 20 basis points to 3.6 percent, with a Same Store operating margin expansion of 40 basis points to 4.0 percent. Adjusted pretax income grew 33.1 percent to a record $63.6 million.

▪	Consolidated adjusted effective tax rate was 37.6 percent.

▪	Adjusted diluted earnings per common share increased 21.6 percent, to $1.52, on 33.6 percent higher adjusted net income of $39.7 million, both record results for the Company.

“We are delighted to announce Group 1's second quarter operating results which reflect double-digit revenue increases across all of our business sectors coupled with strong expense leverage, which delivered record earnings for our shareholders,” said Earl J. Hesterberg, Group 1's president and chief executive officer. “As these record results demonstrate, we are beginning to reap the benefits of the significant process improvements and growth investments we have made since the recession.”

For the six-month period ended June 30, 2013, the Company reported adjusted net income of $69 million, or $2.69 per diluted share, compared to adjusted net income of $52.9 million, or $2.23 per diluted share in the prior year period. Total revenue increased 20.7 percent to $4.3 billion for the six-month period ended June 30, 2013.

CORPORATE DEVELOPMENT

As previously announced during the second quarter, Group 1 acquired one dealership with estimated annual revenues of approximately $80.0 million and disposed of four dealerships that generated $176.7 million in trailing-twelve-month revenues. Additionally, on July 22, 2013, Group 1 completed the disposition of Miller Nissan, Inc., and Miller Infiniti Inc. These two dealerships, located in California, generated $107.2 million in trailing-twelve-month revenues. “In addition to our ongoing corporate growth efforts via acquisitions, we have continued to rebalance our U.S. dealership portfolio with the disposition of operations not generating an acceptable level of return for our shareholders,” said Hesterberg. “Five of these dealership dispositions have occurred in California. Following the two dispositions made earlier this week, we expect no additional near-term disposals in the California market as our remaining seven dealerships are expected to generate positive shareholder returns.”

SEGMENT RESULTS FOR SECOND QUARTER 2013 (year-over-year comparable basis)

United States:
Group 1's U.S. revenues were $1.9 billion, an increase of 7.1 percent. The revenue growth was primarily explained by unit sales increases of 5.9 percent in new vehicles and 5.6 percent in retail used vehicles, as well as an increase of 7.1 percent in parts and service revenue. The higher revenue drove gross profit growth of 7.8 percent, reflecting the higher new and used retail volumes, expanded parts and service margins of 50 basis points, and an F&I increase of 16.2 percent, or $121, to $1,351 per retail unit, which is another all-time record for the Company.

On a comparable basis, SG&A expenses as a percent of gross profit improved 250 basis points to 71.6 percent, operating margin expanded to 4.0 percent and pretax margin increased to 3.0 percent. Group 1's U.S. operations accounted for 80.6 percent of total revenues, 85.1 percent of total gross profit and 89.1 percent of the Company's adjusted pretax income.

United Kingdom:
Group 1's U.K. operations accounted for 8.9 percent of total revenues, roughly 7.0 percent of total gross profit and 6.0 percent of the Company's adjusted pretax income. Reflecting significant acquisition activity over the past year, total revenue increased 50.1 percent to $207.4 million, and gross profit increased 50.5 percent. Revenue growth was primarily driven by 68.1 percent and 103.4 percent increases in new and used vehicle retail unit sales, respectively.

On a comparable basis, SG&A expenses as a percent of gross profit improved 430 basis points to 78.2 percent.

Brazil:
Group 1's Brazil operations accounted for 10.5 percent of total revenues, 7.9 percent of total gross profit and 4.9 percent of the Company's adjusted pretax income. Gross profit was $27.1 million on revenues of $246.0 million. New vehicle sales were the primary revenue contributor at 76.1 percent, while new vehicles and parts and service were the primary gross profit contributors at 55.0 percent and 28.0 percent, respectively.

SG&A expenses as a percent of gross profit was at 80.5 percent, operating margin was 2.0 percent and pretax margin was 1.3 percent.

SECOND QUARTER EARNINGS CONFERENCE CALL

Group 1's senior management team will host a conference call to discuss the results later this morning at 10 a.m. ET.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on 'Investor Relations' and then 'Events' or through this link: http://www.group1corp.com/news/events.aspx. A webcast replay will be available for 30 days.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic:         1-877-300-8521
International:         1-412-317-6026
Conference ID:         10031305

A telephonic replay will be available following the call through July 31, 2013 at 11:59 p.m. ET by dialing:

Domestic:     1-877-870-5176
International:     1-858-384-5517
Replay Pin:    105312
Conference ID:     10031305

About Group 1 Automotive, Inc.
Group 1 owns and operates 139 automotive dealerships, 178 franchises, and 35 collision centers in the United States, the United Kingdom and Brazil that offer 33 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing, service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations and Public Affairs
Group 1 Automotive Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended June 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$1,376,219	$1,080,710	27.3
Used vehicle retail sales	534,804	456,234	17.2
Used vehicle wholesale sales	83,316	73,134	13.9
Parts and service	260,950	220,313	18.4
Finance and insurance	79,821	65,435	22.0
Total revenues	2,335,110	1,895,826	23.2
COST OF SALES:
New vehicle retail sales	1,295,854	1,016,868	27.4
Used vehicle retail sales	491,299	417,388	17.7
Used vehicle wholesale sales	82,804	72,811	13.7
Parts and service	123,879	103,415	19.8
Total cost of sales	1,993,836	1,610,482	23.8
GROSS PROFIT	341,274	285,344	19.6
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	251,159	214,327	17.2
DEPRECIATION AND AMORTIZATION EXPENSE	8,884	7,742	14.8
ASSET IMPAIRMENTS	609	187	225.7
OPERATING INCOME	80,622	63,088	27.8
OTHER EXPENSE:
Floorplan interest expense	(10,873)	(7,863)	38.3
Other interest expense, net	(9,570)	(9,190)	4.1
INCOME BEFORE INCOME TAXES	60,179	46,035	30.7
PROVISION FOR INCOME TAXES	(22,791)	(17,410)	30.9
NET INCOME	$37,388	$28,625	30.6
DILUTED INCOME PER SHARE	$1.43	$1.20	19.2
Weighted average dilutive common shares outstanding	24,980	22,513	11.0
Weighted average participating securities	1,112	1,317	(15.6)
Total weighted average shares outstanding	26,092	23,830	9.5

	Six Months Ended June 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$2,486,454	$1,993,305	24.7
Used vehicle retail sales	1,006,203	871,208	15.5
Used vehicle wholesale sales	157,867	139,991	12.8
Parts and service	498,460	433,414	15.0
Finance and insurance	149,958	122,653	22.3
Total revenues	4,298,942	3,560,571	20.7
COST OF SALES:
New vehicle retail sales	2,343,453	1,876,643	24.9
Used vehicle retail sales	922,422	795,965	15.9
Used vehicle wholesale sales	154,933	136,964	13.1
Parts and service	236,371	205,231	15.2
Total cost of sales	3,657,179	3,014,803	21.3
GROSS PROFIT	641,763	545,768	17.6
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	484,592	413,439	17.2
DEPRECIATION AND AMORTIZATION EXPENSE	17,297	14,978	15.5
ASSET IMPAIRMENTS	609	288	111.5
OPERATING INCOME	139,265	117,063	19.0
OTHER EXPENSE:
Floorplan interest expense	(20,237)	(15,482)	30.7
Other interest expense, net	(18,812)	(18,230)	3.2
Other expense, net	(789)	—	100.0
INCOME BEFORE INCOME TAXES	99,427	83,351	19.3
PROVISION FOR INCOME TAXES	(39,921)	(31,609)	26.3
NET INCOME	$59,506	$51,742	15.0
DILUTED INCOME PER SHARE	$2.32	$2.18	6.4
Weighted average dilutive common shares outstanding	24,544	22,522	9.0
Weighted average participating securities	1,093	1,263	(13.5)
Total weighted average shares outstanding	25,637	23,785	7.8

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Dollars in thousands)
	June 30,	December 31,
	2013	2012	% Change
	(Unaudited)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$10,852	$4,650	133.4
Contracts in transit and vehicle receivables, net	185,626	204,396	(9.2)
Accounts and notes receivable, net	132,513	111,228	19.1
Inventories, net	1,358,294	1,194,288	13.7
Deferred income taxes	22,072	19,750	11.8
Prepaid expenses and other current assets	21,443	31,869	(32.7)
Total current assets	1,730,800	1,566,181	10.5
PROPERTY AND EQUIPMENT, net	706,293	667,768	5.8
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	955,830	778,442	22.8
OTHER ASSETS	16,395	10,624	54.3
Total assets	$3,409,318	$3,023,015	12.8
LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,016,896	$968,959	4.9
Offset account related to floorplan notes payable - credit facility	(81,996)	(112,261)	(27.0)
Floorplan notes payable - manufacturer affiliates	301,670	211,965	42.3
Current maturities of long-term debt and short-term financing	24,338	31,358	(22.4)
Accounts payable	237,573	167,439	41.9
Accrued expenses	144,361	128,118	12.7
Total current liabilities	1,642,842	1,395,578	17.7
2.25% CONVERTIBLE SENIOR NOTES (aggregate principal of $182,753 at June 30, 2013 and December 31, 2012)	156,272	152,363	2.6
3.00% CONVERTIBLE SENIOR NOTES (aggregate principal of $115,000 at June 30, 2013 and December 31, 2012)	82,468	80,706	2.2
MORTGAGE FACILITY, net of current maturities	46,724	53,643	(12.9)
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	217,971	232,285	(6.2)
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	38,274	36,019	6.3
DEFERRED INCOME TAXES	130,517	94,130	38.7
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	28,116	43,089	(34.7)
OTHER LIABILITIES	44,810	42,413	5.7
COMMITMENTS AND CONTINGENCIES
TEMPORARY EQUITY - REDEEMABLE EQUITY PORTION OF THE 3.00% CONVERTIBLE SENIOR NOTES	30,835	32,505	(5.1)
STOCKHOLDERS' EQUITY:
Common stock	259	258	0.4
Additional paid-in capital	367,569	332,836	10.4
Retained earnings	729,869	677,864	7.7
Accumulated other comprehensive loss	(48,682)	(33,057)	47.3
Treasury stock	(58,526)	(117,617)	(50.2)
Total stockholders' equity	990,489	860,284	15.1
Total liabilities and stockholders' equity	$3,409,318	$3,023,015	12.8

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2013 (%)	2012 (%)	2013 (%)	2012 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Massachusetts	5.8	9.7	6.2	10.2
	New Jersey	3.9	5.1	4.3	5.1
	Georgia	3.4	3.4	3.8	3.4
	New York	2.8	3.2	2.8	3.3
	Louisiana	2.4	2.5	2.4	2.6
	New Hampshire	2.2	3.0	2.3	2.9
	Mississippi	1.6	2.1	1.7	2.1
	South Carolina	1.4	1.9	1.5	1.8
	Florida	1.2	1.2	1.3	1.0
	Alabama	0.8	1.0	0.8	1.0
	Maryland	0.5	0.6	0.5	0.7
		26.0	33.7	27.6	34.1

West	Texas	31.2	36.0	32.6	36.8
	California	10.7	14.4	11.9	14.5
	Oklahoma	7.9	7.8	7.7	7.8
	Kansas	2.6	1.6	2.5	1.4
		52.4	59.8	54.7	60.5

International	Brazil	12.9	—	9.1	—
	United Kingdom	8.7	6.5	8.6	5.4
		100.0	100.0	100.0	100.0

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		26.5	31.2	27.0	30.9
Honda/Acura		12.6	11.4	12.5	11.2
Ford/Lincoln		11.4	8.8	11.5	9.5
BMW/MINI		10.8	11.3	10.5	11.0
Nissan/Infiniti		10.4	10.8	10.5	11.8
Volkswagen/Audi/Porsche		6.3	6.6	6.5	5.4
Hyundai/Kia		4.6	3.1	4.5	2.9
Chevrolet/GMC/Buick/Cadillac		4.4	5.8	4.8	6.0
Mercedes Benz/smart/Sprinter		4.2	4.8	4.4	4.7
Chrysler/Dodge/Jeep/RAM		3.9	4.4	4.1	4.4
Other		4.9	1.8	3.7	2.2
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$1,078,607	$1,003,570	7.5
Used vehicle retail sales	448,574	420,735	6.6
Used vehicle wholesale sales	56,725	60,614	(6.4)
Total used	505,299	481,349	5.0
Parts and service	224,084	209,295	7.1
Finance and insurance	73,664	63,420	16.2
Total	$1,881,654	$1,757,634	7.1
GROSS MARGIN %:
New vehicle retail sales	5.4	5.8
Used vehicle retail sales	8.5	8.6
Used vehicle wholesale sales	0.4	1.0
Total used	7.6	7.7
Parts and service	53.5	53.0
Finance and insurance	100.0	100.0
Total	15.4	15.3
GROSS PROFIT:
New vehicle retail sales	$58,325	$58,334	—
Used vehicle retail sales	38,341	36,225	5.8
Used vehicle wholesale sales	248	614	(59.6)
Total used	38,589	36,839	4.8
Parts and service	119,898	110,974	8.0
Finance and insurance	73,664	63,420	16.2
Total	$290,476	$269,567	7.8
UNITS SOLD:
Retail new vehicles sold	32,589	30,780	5.9
Retail used vehicles sold	21,928	20,763	5.6
Wholesale used vehicles sold	9,940	10,005	(0.6)
Total used	31,868	30,768	3.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,097	$32,605	1.5
Used vehicle retail	$20,457	$20,264	1.0
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,790	$1,895	(5.5)
Used vehicle retail sales	1,748	1,745	0.2
Used vehicle wholesale sales	25	61	(59.0)
Total used	1,211	1,197	1.2
Finance and insurance (per retail unit)	$1,351	$1,230	9.8
OTHER: (1)
SG&A expenses	$207,977	$199,737	4.1
SG&A as % revenues	11.1	11.4
SG&A as % gross profit	71.6	74.1
Operating margin %	4.0	3.6
Pretax margin %	3.0	2.6
INTEREST EXPENSE:
Floorplan interest	$8,645	$7,546	14.6
Floorplan assistance	(10,010)	(8,658)	15.6
Net floorplan income	$1,365	$1,112	22.8
Other interest expense, net	$9,301	$9,070	2.5

	Six Months Ended June 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$2,041,239	$1,876,559	8.8
Used vehicle retail sales	866,913	813,008	6.6
Used vehicle wholesale sales	114,394	120,032	(4.7)
Total used	981,307	933,040	5.2
Parts and service	440,438	414,680	6.2
Finance and insurance	140,456	119,574	17.5
Total	$3,603,440	$3,343,853	7.8
GROSS MARGIN %:
New vehicle retail sales	5.4	5.8
Used vehicle retail sales	8.8	8.8
Used vehicle wholesale sales	2.1	2.7
Total used	8.0	8.0
Parts and service	53.3	52.6
Finance and insurance	100.0	100.0
Total	15.6	15.6
GROSS PROFIT:
New vehicle retail sales	$109,907	$108,100	1.7
Used vehicle retail sales	75,960	71,562	6.1
Used vehicle wholesale sales	2,373	3,214	(26.2)
Total used	78,333	74,776	4.8
Parts and service	234,721	218,035	7.7
Finance and insurance	140,457	119,573	17.5
Total	$563,418	$520,484	8.2
UNITS SOLD:
Retail new vehicles sold	61,367	57,563	6.6
Retail used vehicles sold	43,044	40,658	5.9
Wholesale used vehicles sold	19,597	19,309	1.5
Total used	62,641	59,967	4.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,263	$32,600	2.0
Used vehicle retail	$20,140	$19,996	0.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,791	$1,878	(4.6)
Used vehicle retail sales	1,765	1,760	0.3
Used vehicle wholesale sales	121	166	(27.1)
Total used	1,251	1,247	0.3
Finance and insurance (per retail unit)	$1,345	$1,217	10.5
OTHER: (1)
SG&A expenses	$412,068	$391,314	5.3
SG&A as % revenues	11.4	11.7
SG&A as % gross profit	73.1	75.2
Operating margin %	3.8	3.4
Pretax margin %	2.8	2.5
INTEREST EXPENSE:
Floorplan interest	$16,941	$15,028	12.7
Floorplan assistance	(18,183)	(16,072)	13.1
Net floorplan income	$1,242	$1,044	19.0
Other interest expense, net	$18,341	$17,989	2.0
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$110,473	$77,139	43.2
Used vehicle retail sales	58,429	35,499	64.6
Used vehicle wholesale sales	17,958	12,520	43.4
Total used	76,387	48,019	59.1
Parts and service	17,024	11,018	54.5
Finance and insurance	3,552	2,016	76.2
Total	$207,436	$138,192	50.1
GROSS MARGIN %:
New vehicle retail sales	6.5	7.1
Used vehicle retail sales	6.9	7.4
Used vehicle wholesale sales	(3.4)	(2.3)
Total used	4.5	4.9
Parts and service	56.4	53.8
Finance and insurance	100.0	100.0
Total	11.4	11.4
GROSS PROFIT:
New vehicle retail sales	$7,161	$5,506	30.1
Used vehicle retail sales	4,052	2,621	54.6
Used vehicle wholesale sales	(614)	(292)	110.3
Total used	3,438	2,329	47.6
Parts and service	9,594	5,924	62.0
Finance and insurance	3,551	2,017	76.1
Total	$23,744	$15,776	50.5
UNITS SOLD:
Retail new vehicles sold	3,605	2,144	68.1
Retail used vehicles sold	2,524	1,241	103.4
Wholesale used vehicles sold	2,251	1,239	81.7
Total used	4,775	2,480	92.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$30,644	$35,979	(14.8)
Used vehicle retail	$23,149	$28,605	(19.1)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,986	$2,568	(22.7)
Used vehicle retail sales	1,605	2,112	(24.0)
Used vehicle wholesale sales	(273)	(236)	15.7
Total used	720	939	(23.3)
Finance and insurance (per retail unit)	$579	$596	(2.9)
OTHER:
SG&A expenses	$18,570	$13,011	42.7
SG&A as % revenues	9.0	9.4
SG&A as % gross profit	78.2	82.5
Operating margin %	2.2	1.6
Pretax margin %	1.8	1.3
INTEREST EXPENSE:
Floorplan interest	$421	$317	32.8
Floorplan assistance	—	—	—
Net floorplan expense	$421	$317	32.8
Other interest expense, net	$293	$120	144.2

	Six Months Ended June 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$205,298	$116,746	75.9
Used vehicle retail sales	103,394	58,200	77.7
Used vehicle wholesale sales	31,722	19,958	58.9
Total used	135,116	78,158	72.9
Parts and service	31,795	18,734	69.7
Finance and insurance	6,305	3,079	104.8
Total	$378,514	$216,717	74.7
GROSS MARGIN %:
New vehicle retail sales	6.7	7.3
Used vehicle retail sales	6.1	6.3
Used vehicle wholesale sales	(1.7)	(0.9)
Total used	4.2	4.5
Parts and service	53.7	54.2
Finance and insurance	100.0	100.0
Total	11.3	11.7
GROSS PROFIT:
New vehicle retail sales	$13,793	$8,562	61.1
Used vehicle retail sales	6,270	3,682	70.3
Used vehicle wholesale sales	(530)	(188)	181.9
Total used	5,740	3,494	64.3
Parts and service	17,078	10,149	68.3
Finance and insurance	6,304	3,078	104.8
Total	$42,915	$25,283	69.7
UNITS SOLD:
Retail new vehicles sold	6,432	3,291	95.4
Retail used vehicles sold	4,252	2,095	103.0
Wholesale used vehicles sold	3,694	1,929	91.5
Total used	7,946	4,024	97.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$31,918	$35,474	(10.0)
Used vehicle retail	$24,317	$27,780	(12.5)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,144	$2,602	(17.6)
Used vehicle retail sales	1,475	1,758	(16.1)
Used vehicle wholesale sales	(143)	(97)	47.4
Total used	722	868	(16.8)
Finance and insurance (per retail unit)	$590	$571	3.3
OTHER: (1)
SG&A expenses	$34,464	$20,546	67.7
SG&A as % revenues	9.1	9.5
SG&A as % gross profit	80.3	81.3
Operating margin %	1.9	1.7
Pretax margin %	1.6	1.4
INTEREST EXPENSE:
Floorplan interest	$727	$454	60.1
Floorplan assistance	—	—	—
Net floorplan expense	$727	$454	60.1
Other interest expense, net	$507	$241	110.4
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

Three Months Ended June 30, 2013
REVENUES:
New vehicle retail sales	$187,139
Used vehicle retail sales	27,802
Used vehicle wholesale sales	8,633
Total used	36,435
Parts and service	19,841
Finance and insurance	2,605
Total	$246,020
GROSS MARGIN %:
New vehicle retail sales	8.0
Used vehicle retail sales	4.0
Used vehicle wholesale sales	10.2
Total used	5.5
Parts and service	38.2
Finance and insurance	100.0
Total	11.0
GROSS PROFIT:
New vehicle retail sales	$14,879
Used vehicle retail sales	1,113
Used vehicle wholesale sales	878
Total used	1,991
Parts and service	7,579
Finance and insurance	2,605
Total	$27,054
UNITS SOLD:
Retail new vehicles sold	5,337
Retail used vehicles sold	1,182
Wholesale used vehicles sold	881
Total used	2,063
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,064
Used vehicle retail	$23,521
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,788
Used vehicle retail sales	942
Used vehicle wholesale sales	997
Total used	965
Finance and insurance (per retail unit)	$400
OTHER:
SG&A expenses	$21,769
SG&A as % revenues	8.8
SG&A as % gross profit	80.5
Operating margin %	2.0
Pretax margin %	1.3
INTEREST EXPENSE:
Floorplan interest	$1,807
Floorplan assistance	—
Net floorplan expense	$1,807

Six Months Ended
June 30, 2013 (2)
REVENUES:
New vehicle retail sales	$239,917
Used vehicle retail sales	35,897
Used vehicle wholesale sales	11,750
Total used	47,647
Parts and service	26,227
Finance and insurance	3,197
Total	$316,988
GROSS MARGIN %:
New vehicle retail sales	8.0
Used vehicle retail sales	4.3
Used vehicle wholesale sales	9.3
Total used	5.5
Parts and service	39.2
Finance and insurance	100.0
Total	11.2
GROSS PROFIT:
New vehicle retail sales	$19,301
Used vehicle retail sales	1,552
Used vehicle wholesale sales	1,090
Total used	2,642
Parts and service	10,290
Finance and insurance	3,197
Total	$35,430
UNITS SOLD:
Retail new vehicles sold	6,828
Retail used vehicles sold	1,576
Wholesale used vehicles sold	1,116
Total used	2,692
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,137
Used vehicle retail	$22,777
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,827
Used vehicle retail sales	985
Used vehicle wholesale sales	977
Total used	981
Finance and insurance (per retail unit)	$380
OTHER: (1)
SG&A expenses	$28,471
SG&A as % revenues	9.0
SG&A as % gross profit	80.4
Operating margin %	2.0
Pretax margin %	1.2
INTEREST EXPENSE:
Floorplan interest	$2,569
Floorplan assistance	—
Net floorplan expense	$2,569
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.
(2) Results are for the period from the date of acquisition (February 28, 2013) through June 30, 2013.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$1,376,219	$1,080,710	27.3
Used vehicle retail sales	534,804	456,234	17.2
Used vehicle wholesale sales	83,316	73,134	13.9
Total used	618,120	529,368	16.8
Parts and service	260,950	220,313	18.4
Finance and insurance	79,821	65,435	22.0
Total	$2,335,110	$1,895,826	23.2
GROSS MARGIN %:
New vehicle retail sales	5.8	5.9
Used vehicle retail sales	8.1	8.5
Used vehicle wholesale sales	0.6	0.4
Total used	7.1	7.4
Parts and service	52.5	53.1
Finance and insurance	100.0	100.0
Total	14.6	15.1
GROSS PROFIT:
New vehicle retail sales	$80,365	$63,842	25.9
Used vehicle retail sales	43,505	38,846	12.0
Used vehicle wholesale sales	512	323	58.5
Total used	44,017	39,169	12.4
Parts and service	137,071	116,898	17.3
Finance and insurance	79,821	65,435	22.0
Total	$341,274	$285,344	19.6
UNITS SOLD:
Retail new vehicles sold	41,531	32,924	26.1
Retail used vehicles sold	25,634	22,004	16.5
Wholesale used vehicles sold	13,072	11,244	16.3
Total used	38,706	33,248	16.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,137	$32,824	1.0
Used vehicle retail	$20,863	$20,734	0.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,935	$1,939	(0.2)
Used vehicle retail sales	1,697	1,765	(3.9)
Used vehicle wholesale sales	39	29	34.5
Total used	1,137	1,178	(3.5)
Finance and insurance (per retail unit)	$1,188	$1,191	(0.3)
OTHER: (1)
SG&A expenses	$248,316	$212,748	16.7
SG&A as % revenues	10.6	11.2
SG&A as % gross profit	72.8	74.6
Operating margin %	3.6	3.4
Pretax margin %	2.7	2.5
INTEREST EXPENSE:
Floorplan interest	$10,873	$7,863	38.3
Floorplan assistance	(10,010)	(8,658)	15.6
Net floorplan income (expense)	$(863)	$795	(208.6)
Other interest expense, net	$9,570	$9,190	4.1

	Six Months Ended June 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$2,486,454	$1,993,305	24.7
Used vehicle retail sales	1,006,203	871,208	15.5
Used vehicle wholesale sales	157,867	139,991	12.8
Total used	1,164,070	1,011,199	15.1
Parts and service	498,460	433,414	15.0
Finance and insurance	149,958	122,653	22.3
Total	$4,298,942	$3,560,571	20.7
GROSS MARGIN %:
New vehicle retail sales	5.8	5.9
Used vehicle retail sales	8.3	8.6
Used vehicle wholesale sales	1.9	2.2
Total used	7.4	7.7
Parts and service	52.6	52.6
Finance and insurance	100.0	100.0
Total	14.9	15.3
GROSS PROFIT:
New vehicle retail sales	$143,000	$116,662	22.6
Used vehicle retail sales	83,781	75,243	11.3
Used vehicle wholesale sales	2,934	3,027	(3.1)
Total used	86,715	78,270	10.8
Parts and service	262,089	228,183	14.9
Finance and insurance	149,959	122,653	22.3
Total	$641,763	$545,768	17.6
UNITS SOLD:
Retail new vehicles sold	74,627	60,854	22.6
Retail used vehicles sold	48,872	42,753	14.3
Wholesale used vehicles sold	24,407	21,238	14.9
Total used	73,279	63,991	14.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,318	$32,756	1.7
Used vehicle retail	$20,589	$20,378	1.0
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,916	$1,917	(0.1)
Used vehicle retail sales	1,714	1,760	(2.6)
Used vehicle wholesale sales	120	143	(16.1)
Total used	1,183	1,223	(3.3)
Finance and insurance (per retail unit)	$1,214	$1,184	2.5
OTHER: (1)
SG&A expenses	$475,003	$411,860	15.3
SG&A as % revenues	11.0	11.6
SG&A as % gross profit	74.0	75.5
Operating margin %	3.5	3.3
Pretax margin %	2.6	2.4
INTEREST EXPENSE:
Floorplan interest	$20,237	$15,482	30.7
Floorplan assistance	(18,183)	(16,072)	13.1
Net floorplan income (expense)	$(2,054)	$590	(448.1)
Other interest expense, net	$18,812	$18,230	3.2
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store(1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$1,117,203	$1,047,135	6.7
Used vehicle retail sales	466,996	441,638	5.7
Used vehicle wholesale sales	67,987	70,140	(3.1)
Total used	534,983	511,778	4.5
Parts and service	231,110	212,324	8.8
Finance and insurance	73,646	63,851	15.3
Total	$1,956,942	$1,835,088	6.6
GROSS MARGIN %:
New vehicle retail sales	5.5	5.9
Used vehicle retail sales	8.4	8.6
Used vehicle wholesale sales	0.4	0.6
Total used	7.4	7.5
Parts and service	53.5	53.0
Finance and insurance	100.0	100.0
Total	15.3	15.1
GROSS PROFIT:
New vehicle retail sales	$61,974	$62,216	(0.4)
Used vehicle retail sales	39,150	37,783	3.6
Used vehicle wholesale sales	241	403	(40.2)
Total used	39,391	38,186	3.2
Parts and service	123,578	112,529	9.8
Finance and insurance	73,646	63,851	15.3
Total	$298,589	$276,782	7.9
UNITS SOLD:
Retail new vehicles sold	33,345	31,715	5.1
Retail used vehicles sold	22,106	21,209	4.2
Wholesale used vehicles sold	10,786	10,662	1.2
Total used	32,892	31,871	3.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,504	$33,017	1.5
Used vehicle retail	$21,125	$20,823	1.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,859	$1,962	(5.2)
Used vehicle retail sales	1,771	1,781	(0.6)
Used vehicle wholesale sales	22	38	(42.1)
Total used	1,198	1,198	—
Finance and insurance (per retail unit)	$1,328	$1,206	10.1
OTHER: (2)
SG&A expenses	$212,448	$204,004	4.1
SG&A as % revenues	10.9	11.1
SG&A as % gross profit	71.2	73.7
Operating margin %	4.0	3.6

	Six Months Ended June 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$2,084,535	$1,936,297	7.7
Used vehicle retail sales	887,462	846,603	4.8
Used vehicle wholesale sales	130,143	134,530	(3.3)
Total used	1,017,605	981,133	3.7
Parts and service	450,751	420,751	7.1
Finance and insurance	139,109	119,940	16.0
Total	$3,692,000	$3,458,121	6.8
GROSS MARGIN %:
New vehicle retail sales	5.5	5.9
Used vehicle retail sales	8.5	8.7
Used vehicle wholesale sales	1.9	2.3
Total used	7.7	7.8
Parts and service	53.1	52.6
Finance and insurance	100.0	100.0
Total	15.5	15.4
GROSS PROFIT:
New vehicle retail sales	$114,256	$113,779	0.4
Used vehicle retail sales	75,442	73,396	2.8
Used vehicle wholesale sales	2,415	3,069	(21.3)
Total used	77,857	76,465	1.8
Parts and service	239,569	221,325	8.2
Finance and insurance	139,109	119,940	16.0
Total	$570,791	$531,509	7.4
UNITS SOLD:
Retail new vehicles sold	61,980	58,791	5.4
Retail used vehicles sold	42,776	41,402	3.3
Wholesale used vehicles sold	20,539	20,180	1.8
Total used	63,315	61,582	2.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,632	$32,935	2.1
Used vehicle retail	$20,747	$20,448	1.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,843	$1,935	(4.8)
Used vehicle retail sales	1,764	1,773	(0.5)
Used vehicle wholesale sales	118	152	(22.4)
Total used	1,230	1,242	(1.0)
Finance and insurance (per retail unit)	$1,328	$1,197	10.9
OTHER: (2)
SG&A expenses	$415,849	$397,500	4.6
SG&A as % revenues	11.3	11.5
SG&A as % gross profit	72.9	74.8
Operating margin %	3.8	3.4
(1) Same store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended June 30,
	2013	2012	% Change
SG&A RECONCILIATION:
As reported	$210,820	$201,316	4.7
Pre-tax adjustments:
Catastrophic events	(11,092)	(2,650)
Net gain on dealership dispositions	8,449	—
Net gain on real estate transactions	—	1,071
Lease termination	(200)	—
Adjusted SG&A (1)	$207,977	$199,737	4.1
SG&A AS % REVENUES:
Unadjusted	11.2	11.5
Adjusted (1)	11.1	11.4
SG&A AS % GROSS PROFIT:
Unadjusted	72.6	74.7
Adjusted (1)	71.6	74.1
OPERATING MARGIN %:
Unadjusted	3.8	3.5
Adjusted (1),(2)	4.0	3.6
PRETAX MARGIN %:
Unadjusted	2.8	2.5
Adjusted (1),(2)	3.0	2.6

	Six Months Ended June 30,
	2013	2012	% Change
SG&A RECONCILIATION:
As reported	$420,304	$392,893	7.0
Pre-tax adjustments:
Acquisition costs	(5,159)	—
Catastrophic events	(11,900)	(2,650)
Net gain on dealership dispositions	9,023	—
Net gain on real estate transactions	—	1,071
Lease termination	(200)	—
Adjusted SG&A (1)	$412,068	$391,314	5.3
SG&A AS % REVENUES:
Unadjusted	11.7	11.7
Adjusted (1)	11.4	11.7
SG&A AS % GROSS PROFIT:
Unadjusted	74.6	75.5
Adjusted (1)	73.1	75.2
OPERATING MARGIN %:
Unadjusted	3.5	3.4
Adjusted (1),(2)	3.8	3.4
PRETAX MARGIN %:
Unadjusted	2.5	2.4
Adjusted (1),(2)	2.8	2.5
(1) We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.
(2) Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $609 for the three and six months ended June 30, 2013, and $187 for the three and six months ended June 30, 2012.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands, except per share amounts)

	Six Months Ended June 30,
	2013	2012	% Change
SG&A RECONCILIATION:
As reported	$34,606	$20,546	68.4
Pre-tax adjustments:
Acquisition costs	(142)	—
Adjusted SG&A (1)	$34,464	$20,546	67.7
SG&A AS % REVENUES:
Unadjusted	9.1	9.5
Adjusted (1)	9.1	9.5
SG&A AS % GROSS PROFIT:
Unadjusted	80.6	81.3
Adjusted (1)	80.3	81.3
OPERATING MARGIN %:
Unadjusted	1.9	1.7
Adjusted (1),(2)	1.9	1.7
PRETAX MARGIN %:
Unadjusted	1.5	1.4
Adjusted (1),(2)	1.6	1.4
(1) We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.
(2) Excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands, except per share amounts)

Six Months Ended June 30, 2013 (3)
SG&A RECONCILIATION:
As reported	$29,682
Pre-tax adjustments:
Acquisition costs	(1,211)
Adjusted SG&A (1)	$28,471
SG&A AS % REVENUES:
Unadjusted	9.4
Adjusted (1)	9.0
SG&A AS % GROSS PROFIT:
Unadjusted	83.8
Adjusted (1)	80.4
OPERATING MARGIN %:
Unadjusted	1.6
Adjusted (1),(2)	2.0
PRETAX MARGIN %:
Unadjusted	0.6
Adjusted (1),(4)	1.2
(1) We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.
(2) Excludes the impact of SG&A reconciling items above.
(3) Results are for the period from the date of acquisition (February 28, 2013) through June 30, 2013.
(4) Excludes the impact of SG&A reconciling items above, as well as the other expense of $789, for the period from acquisition through June 30, 2013.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended June 30,
	2013	2012	% Change
NET INCOME RECONCILIATION:
As reported	$37,388	$28,625	30.6
After-tax adjustments:
Catastrophic events (3)	6,757	1,658
Net gain on dealership dispositions (4)	(4,909)	—
Net gain on real estate transactions (10)	—	(659)
Lease termination (5)	124	—
Non-cash impairment (6)	369	115
Adjusted net income (1)	$39,729	$29,739	33.6
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION
Adjusted net income	$39,729	$29,739	33.6
Less: Adjusted earnings allocated to participating securities	1,692	1,637	3.4
Adjusted net income available to diluted common shares	$38,037	$28,102	35.4
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$1.43	$1.20	19.2
After-tax adjustments:
Catastrophic events	0.26	0.07
Net gain on dealership dispositions	(0.19)	—
Net gain on real estate transactions	—	(0.03)
Lease termination	0.01	—
Non-cash impairment	0.01	0.01
Adjusted diluted income per share (1)	$1.52	$1.25	21.6
SG&A RECONCILIATION:
As reported	$251,159	$214,327	17.2
Pre-tax adjustments:
Catastrophic events	(11,092)	(2,650)
Net gain on dealership dispositions	8,449	—
Net gain on real estate transactions	—	1,071
Lease termination	(200)	—
Adjusted SG&A (1)	$248,316	$212,748	16.7
SG&A AS % REVENUES:
Unadjusted	10.8	11.3
Adjusted (1)	10.6	11.2
SG&A AS % GROSS PROFIT:
Unadjusted	73.6	75.1
Adjusted (1)	72.8	74.6
OPERATING MARGIN %:
Unadjusted	3.5	3.3
Adjusted (1),(7)	3.6	3.4
PRETAX MARGIN %:
Unadjusted	2.6	2.4
Adjusted (1),(8)	2.7	2.5

SAME STORE SG&A RECONCILIATION:
As reported	$223,740	$207,158	8.0
Pre-tax adjustments:
Catastrophic events	(11,092)	(2,650)
Net gain on real estate transactions	—	(504)
Lease termination	(200)	—
Adjusted Same Store SG&A (1)	$212,448	$204,004	4.1
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.4	11.3
Adjusted (1)	10.9	11.1
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	74.9	74.8
Adjusted (1)	71.2	73.7
SAME STORE OPERATING MARGIN %:
Unadjusted	3.4	3.4
Adjusted (1),(9)	4.0	3.6

	Six Months Ended June 30,
	2013	2012	% Change
NET INCOME RECONCILIATION:
As reported	$59,506	$51,742	15.0
After-tax adjustments:
Acquisition costs (2)	4,639	—
Catastrophic events (3)	7,261	1,658
Net gain on dealership dispositions (4)	(5,265)	—
Net gain on real estate transactions (10)	—	(659)
Lease termination (5)	124	—
Non-cash impairment (6)	369	115
Income tax effect of non-deductible acquisition costs	2,329	—
Adjusted net income (1)	$68,963	$52,856	30.5
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION
Adjusted net income	$68,963	$52,856	30.5
Less: Adjusted earnings allocated to participating securities	2,925	2,789	4.9
Adjusted net income available to diluted common shares	$66,038	$50,067	31.9
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$2.32	$2.18	6.4
After-tax adjustments:
Acquisition costs	0.18	—
Catastrophic events	0.28	0.07
Net gain on dealership dispositions	(0.20)	—
Net gain on real estate transactions	—	(0.03)
Lease termination	0.01	—
Non-cash impairment	0.01	0.01
Income tax effect of non-deductible acquisition costs	0.09	—
Adjusted diluted income per share (1)	$2.69	$2.23	20.6
SG&A RECONCILIATION:
As reported	$484,592	$413,439	17.2
Pre-tax adjustments:
Acquisition costs	(6,512)	—
Catastrophic events	(11,900)	(2,650)
Net gain on dealership dispositions	9,023	—
Net gain on real estate transactions	—	1,071
Lease termination	(200)	—
Adjusted SG&A (1)	$475,003	$411,860	15.3
SG&A AS % REVENUES:
Unadjusted	11.3	11.6
Adjusted (1)	11.0	11.6
SG&A AS % GROSS PROFIT:
Unadjusted	75.5	75.8
Adjusted (1)	74.0	75.5
OPERATING MARGIN %:
Unadjusted	3.2	3.3
Adjusted (1),(7)	3.5	3.3

PRETAX MARGIN %:
Unadjusted	2.3	2.3
Adjusted (1),(8)	2.6	2.4

SAME STORE SG&A RECONCILIATION:
As reported	$433,250	$400,654	8.1
Pre-tax adjustments:
Acquisition costs	(5,301)	—
Catastrophic events	(11,900)	(2,650)
Net gain on real estate transactions	—	(504)
Lease termination	(200)	—
Adjusted Same Store SG&A (1)	$415,849	$397,500	4.6
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.7	11.6
Adjusted (1)	11.3	11.5
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	75.9	75.4
Adjusted (1)	72.9	74.8
SAME STORE OPERATING MARGIN %:
Unadjusted	3.3	3.4
Adjusted (1),(9)	3.8	3.4

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Adjustment is net of tax benefit of $2,394 for the six months ended June 30, 2013, calculated utilizing the applicable federal and state tax rates for the adjustment.
(3)
Adjustment is net of tax benefit of $4,335 and $4,639 for the three and six months ended June 30, 2013, respectively, and $992 for the three and six months ended June 30, 2012, calculated utilizing the applicable federal and state tax rates for the adjustment.

(4)
Adjustment is net of tax provision of $3,540 and $3,758 for the three and six months ended June 30, 2013, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(5)	Adjustment is net of tax benefit of $76 for the three and six months ended June 30, 2013, calculated utilizing the applicable federal and state tax rates for the adjustment.
(6)
Adjustment is net of tax benefit of $240 for the three and six months ended June 30, 2013, and $72 for the three and six months ended June 30, 2012, calculated utilizing the applicable federal and state tax rates for the adjustment.

(7)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges for all periods.
(8)	Excludes the impact of SG&A reconciling items above, non-cash asset impairment charges for all periods, as well as the other expense of $789, for the six months ended June 30, 2013.
(9)
Excludes the impact of Same Store SG&A reconciling items above, as well as Same Store non-cash asset impairment charges of $609 for the three and six months ended June 30, 2013, and $187 for the three and six months ended June 30, 2012.

(10)	Adjustment is net of tax provision of $412 for the three and six months ended June 30, 2012, calculated utilizing the applicable federal and state tax rates for the adjustment.